EXHIBIT 99.1

Camber Energy Completes Acquisition of Viking Energy

Camber Energy’s stock-for-stock acquisition of Viking Energy is officially closed

HOUSTON, TX – August 1, 2023 (Accesswire) – Camber Energy, Inc. (NYSE American: CEI) (“Camber”) announced today the completion of its previously announced acquisition of Viking Energy Group, Inc. (“Viking”), pursuant to which Camber acquired all of the issued and outstanding securities of Viking not already owned by Camber.  Effective August 1, 2023, Viking became a wholly-owned subsidiary of Camber, and Viking’s securities ceased trading on the OTC:QB.  Camber remains as the sole publicly-traded entity.

Viking brings to Camber a long-standing custom energy and power solutions business, along with a portfolio of diverse, ready-for-market technologies in the clean energy, carbon-capture, waste treatment and utility sectors. Most importantly, Viking brings an exemplary team of professionals, extensive industry relationships and additional opportunities for growth.

“We sincerely appreciate the patience and support of our stakeholders for affording us the opportunity to finally close this merger, and in no way do we view the acquisition as a ‘finish line’ of any kind.  Rather this is merely an early, albeit significant, step within our comprehensive plan to transform this organization into what we firmly believe will be a revolutionary and profitable participant in the energy industry,” commented James Doris, President & CEO of Camber.

Additional Details:

Additional details regarding Camber’s acquisition of Viking will be included in, and the description above is qualified in its entirety by, Camber’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”), which, once filed, will be available under “investors” - “SEC filings” at www.camber.energy.  Given the transaction closed in the third quarter, the financial statements Camber intends to file on form 10-Q for the quarter ended June 30, 2023 (the “2nd Quarter 10-Q”) will not include a consolidation of Viking’s financial statements at the Camber level.  Rather, the 2nd Quarter 10-Q will account for Camber’s previous investments in Viking under the equity method of accounting, consistent with previously filed financial reports.

About Camber:

Camber Energy, Inc. is a growth-oriented diversified energy company. Through Viking, Camber provides custom energy & power solutions to commercial and industrial clients in North America and owns interests in oil and natural gas assets in the United States. Also through Viking, Camber holds an exclusive license in Canada to a patented carbon-capture system, and has a majority interest in: (i) an entity with intellectual property rights to a fully developed, patented, ready-for-market proprietary Medical & Bio-Hazard Waste Treatment system using Ozone Technology; and (ii) entities with the intellectual property rights to fully developed, patent pending, ready-for-market proprietary Electric Transmission and Distribution Open Conductor Detection Systems.  For more information, please visit the company’s website at www.camber.energy.

Forward-Looking Statements

This press release may contain forward-looking information within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Any statements that are not historical facts contained in this press release are “forward-looking statements”, which statements may be identified by words such as “expects,” “plans,” “projects,” “will,” “may,” “anticipates,” “believes,” “should,” “intends,” “estimates,” and other words of similar meaning. Such forward-looking statements are based on current expectations, involve known and unknown risks, a reliance on third parties for information, transactions that may be cancelled, and other factors that may cause our actual results, performance or achievements, or developments in our industry, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include risks and uncertainties related to the fluctuation of global economic conditions or economic conditions with respect to the oil and gas industry, the COVID-19 pandemic, the performance of management, actions of government regulators, vendors, and suppliers, our cash flows and ability to obtain financing, competition, general economic conditions and other factors that are detailed in Camber’s filings with the Securities and Exchange Commission. We intend that all forward-looking statements be subject to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995.

Camber cautions that the foregoing list of important factors is not complete, any forward-looking statement speaks only as of the date on which such statement is made, and Camber does not undertake to update any forward-looking statements that it may make, whether as a result of new information, future events or otherwise, except as required by applicable law. All subsequent written and oral forward-looking statements attributable to Camber or any person acting its behalf are expressly qualified in their entirety by the cautionary statements referenced above.

Contact Information

Investors and Media:

Tel. 281.404.4387 (ext.3)

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